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                               UNITED STATES

                    SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON D.C. 20549


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                                 FORM 8-K



                              CURRENT REPORT
                    Pursuant to Section 13 or 15 (d) of
                    the Securities Exchange Act of 1934



             Date of Report (Date of earliest event reported):
                               July 15, 1994

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                                TEXACO INC.
          (Exact name of registrant as specified in its charter)



         Delaware                       1-27                74-1383447
(State or other jurisdiction of    (Commission File      (I.R.S. Employer
     incorporation)                     Number)       Identification Number)

  2000 Westchester Avenue,                                    10650
   White Plains, New York                                   (Zip Code)
(Address of principal executive offices)



                                (914) 253-4000

             (Registrant's telephone number, including area code)


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Item 5. Other Events
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1.   On July 15, 1994, the Registrant announced that it has elected to redeem, on September 30, 1994, its Series C Variable Rate
     Cumulative Preferred Stock, issued as a special dividend in 1989, for $50 per share.

     In this connection, on July 15, 1994, the registrant issued a press release entitled "Texaco Inc. Announces Redemption of Series C Variable Rate Cumulative Preferred Stock," a copy of which is attached hereto as Exhibit 99.1 and made a part hereof.



Item 7. Financial Statement, Pro Forma Financial Information and
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Exhibits
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(c)  Exhibits

     99.1 Copy of press release issued by Texaco Inc., dated July 15, 1994 entitled "Texaco Inc.
          Announces Redemption of Series C Variable Rate
          Cumulative Preferred Stock."




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                                SIGNATURES
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Pursuant to the requirements of the Securities Exchange Act of
1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.








                                                TEXACO INC.
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                                               (Registrant)





                                        By:      R. E. KOCH
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                                              (Assistant Secretary)





Date:  July 18, 1994
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